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RULE 497(e)
333-62662


                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                         THE AMERICAN SEPARATE ACCOUNT 5

                        SUPPLEMENT DATED JANUARY 13, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

Effective January 13, 2004, the subaccount investing in the Navellier Variable Insurance Series Fund, Inc. Growth Portfolio ("Portfolio"), an investment option under The American Life Insurance Company of New York variable annuity contract, was closed to new monies. The American Life Insurance Company of New York has been informed that the Board of Directors of the Portfolio intend to liquidate it in May 2004.


PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2003 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.


ALNY-PROS-S-1.04